SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 12, 2000


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



           Delaware                    000-22162                   22-3209241
 (State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



        6600 Powers Ferry Road
           Atlanta, Georgia                                      30339
    (Address of principal executive                            (Zip Code)
               offices)



        Registrant's telephone number including area code (770) 644-6700





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ITEM 5.  OTHER EVENTS.

     On July 12, 2000, Simione Central Holdings, Inc. ("Simione Central"), issued a press release ("Press Release") regarding its recent financing from Wainwright Bank & Trust Company. Simione Central hereby incorporates by reference herein the information set forth in its Press Release dated July 12, 2000, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit
Number                                   Description
-------                                  -----------
99                                       Press Release dated July 12, 2000







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SIMIONE CENTRAL HOLDINGS, INC.



Date:  July 12, 2000               By:   /s/      Stephen M. Shea
                                       --------------------------------------
                                    Stephen M. Shea
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)